UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of earliest event reported): July 21, 2014

Garmin Ltd.

Garmin International, Inc. Retirement Plan

(Exact name of registrant as specified in its charter)

Switzerland	0-31983	98-0229227
(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

Mühlentalstrasse 2

8200 Schaffhausen

Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 52 630 1600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) On July 21, 2014, the Garmin International, Inc. Retirement Plan (the “Plan”), which is a defined contribution plan available to full-time employees of Garmin International, Inc., a wholly owned subsidiary of Garmin Ltd., and other subsidiaries of Garmin Ltd. located in the United States, dismissed Mayer Hoffman McCann P.C. as the Plan’s independent auditor for the Plan’s fiscal year ending December 31, 2014. Garmin Ltd.’s audit committee has approved the dismissal of Mayer Hoffman McCann P.C.

The audit reports of Mayer Hoffman McCann P.C. on the financial statements of the Plan for each of the fiscal years ended December 31, 2013 and December 31, 2012 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During each of the fiscal years ended December 31, 2013 and December 31, 2012 and the subsequent interim period from January 1, 2014 through July 21, 2014, there were no disagreements between the Plan and Mayer Hoffman McCann P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mayer Hoffman McCann P.C., would have caused Mayer Hoffman McCann P.C. to make reference to the subject matter of the disagreement(s) in connection with its report on the financial statements for such periods.

During each of the fiscal years ended December 31, 2013 and December 31, 2012 and the subsequent interim period from January 1, 2014 through July 21, 2014, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Plan provided a copy of the foregoing disclosures to Mayer Hoffman McCann P.C. prior to the date of the filing of this report and requested that Mayer Hoffman McCann P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01. A copy of the letter furnished in response to that request, dated July 25, 2014, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are furnished herewith.

Exhibit No.	Description
16.1	Letter from Mayer Hoffman McCann P.C. to the Securities and Exchange Commission dated July 25, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARMIN INTERNATIONAL, INC. RETIREMENT PLAN

Date: July 25, 2014	/s/ Kevin S. Rauckman
Kevin S. Rauckman
Chief Financial Officer
Garmin International, Inc.

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Mayer Hoffman McCann P.C. to the Securities and Exchange Commission dated July 25, 2014